UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4077

Name of Fund:  Merrill Lynch U.S. Government Mortgage Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S. Government Mortgage Fund, 800 Scudders Mill
   Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S. Government
Mortgage Fund


Annual Report
August 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch U.S. Government Mortgage Fund
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% - still low by historical standards. The
Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. Nevertheless, for the six-month and 12-month periods ended August 31, 2004, fixed income markets provided positive results. For example, the Lehman Brothers Aggregate Bond Index returned +1.15% and +6.13%; the Credit Suisse First Boston High Yield Index returned +3.42% and +14.68%; and the Citigroup Mortgage Index returned +1.79% and +6.07% for the six-month and 12-month periods, respectively.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



We are pleased to present to you the management team of

Merrill Lynch U.S. Government Mortgage Fund


Senior Portfolio Manager Frank Viola joined Merrill Lynch Investment Managers in 1997 and heads the Merrill Lynch U.S. Government Mortgage Fund team. Mr. Viola received a bachelor's degree from The Pennsylvania State University and is a CFA R charterholder. He is also an associate of the Society of Actuaries and a member of the American Academy of Actuaries. In addition to Mr. Viola, the investment team includes Co-Portfolio Manager Teresa Giacino, Jeffrey Hewson, Ted Magnani and Tom Musmanno. Ms. Giacino earned a bachelor's degree from Rider University. Mr. Hewson received a bachelor's degree and an MBA from Rutgers University. Mr. Magnani has a bachelor's degree from Rutgers University. Mr. Musmanno received a bachelor's degree from Siena College and an MBA from St. John's University. He is a CFA charterholder and a member of the Association for Investment Management and Research and the New York Society of Security Analysts. The team has a combined 81 years of investment experience.


Frank Viola
Senior Portfolio Manager



Table of Contents

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Managers                  4
Performance Data                                                  6
Disclosure of Expenses                                           11
Schedule of Investments                                          12
Financial Statements                                             16
Financial Highlights                                             19
Notes to Financial Statements                                    24
Report of Independent Registered Public Accounting Firm          30
Important Tax Information                                        30
Officers and Trustees                                            31



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



A Discussion With Your Fund's Portfolio Managers


We ended the period with a conservative duration stance and an overweight position in higher-coupon mortgage-backed securities, based on our belief that the economy will show continued improvement and interest rates will continue to rise.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch U.S. Government Mortgage Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +4.63%, +4.09%, +4.03%, +4.89% and +4.34%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Citigroup Mortgage Index, returned +6.07%.

One of the principal causes of the Fund's underperformance versus the benchmark was its short duration position, particularly during the last quarter of the fiscal year, as the market experienced a significant rally in June, July and August 2004. The portfolio's shorter position was based on our belief that the U.S. economic recovery would be stronger than it actually was. Improving economic conditions are generally associated with higher interest rates and, thus, lower fixed income security prices. By maintaining a shorter relative duration, we were looking to limit the Fund's sensitivity to interest rate changes and protect its underlying value.

In particular, we believed that the relatively strong employment statistics released in April, May and June would continue to improve. This, in our opinion, could force the Federal Reserve Board (the Fed) to raise interest rates at an aggressive pace. In fact, the Fed did raise the Federal Funds rate 25 basis points (.25%) at each of its last three Federal Open Market Committee meetings in June, August and September 2004. However, intermediate and long-term interest rates fell as prospects for future tightenings diminished with the release of weaker employment figures late in the summer. In addition, while the U.S. economy did show some significant signs of recovery during the past year, high energy prices served to slow the pace of growth.

During the fiscal year, we maintained an overweight position in 30-year versus 15-year mortgage-backed securities (MBS). This overweighting enhanced performance as the yield curve flattened and longer-dated securities outperformed.

While the majority of our short-dated securities helped to increase the portfolio's yield, a small number of these assets lengthened in duration and adversely affected Fund performance as interest rates temporarily moved higher in April and May 2004. Essentially, as the market perceived that prepayments on these securities would slow dramatically, their duration lengthened, causing price depreciation. It is our practice to hold these cash-equivalent assets in the portfolio as a yield-enhancing strategy to finance forward purchases. (Forward purchases are agreements to purchase MBS for a predetermined price on a predetermined future date.)

Consistent with our optimistic economic outlook, and resultant short duration stance, we maintained an underweight position in lower-coupon, longer-duration mortgages and an overweight position in higher-coupon mortgages. While the shorter-duration posture hurt performance as long-term interest rates fell, on a duration-adjusted basis, higher-coupon MBS (particularly those with 6% and 6.5% coupons) performed very well on both a price return and yield basis.


What changes were made to the portfolio during the fiscal year?

We reduced our MBS exposure, though the Fund remained overweight in MBS relative to its benchmark. In addition, we maintained our overweight to higher-coupon MBS, based on our belief that prepayment risk had declined substantially after reaching historically high levels in the last fiscal year. As interest rates rise, the prepayment risk on higher-coupon MBS lessens, since homeowners are less likely to refinance their mortgages in a rising interest rate environment. (Mortgage prepayments result in principal being returned at par sooner than expected, effectively lowering the yield on premium-priced securities.) We also gradually reduced our short-duration position relative to the benchmark, as we believe interest rates will climb at a more measured pace in the future.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



To enhance the Fund's performance on financed positions, we increased allocations to floating rate and limited maturity structured products, some with credit exposure to non-agency AAA-rated MBS. Our positions in floating rate and limited maturity instruments are designed to increase return without adding interest rate risk. This complemented our ongoing strategy of exploiting what we believed would be a lower-volatility environment--one where yield would outweigh price return.


How would you characterize the Fund's position at the close of the period?

We view the U.S. economic recovery as steady, not stellar. We also believe employment growth will return to a strengthening pattern - one more typical of a period of economic growth. Therefore, we believe interest rates will rise and shorter-duration fixed income securities will outperform longer-dated assets. With this view in mind, we are continuing to focus more on yield than on price return by positioning the Fund's duration slightly shorter than that of the benchmark. Consistent with this decision, we are also continuing to overweight lower-duration, higher-coupon MBS, which we believe will provide more price support and yield enhancement in a rising interest rate environment.

Given the amortizing cash-flow characteristics of MBS in general, we believe the Fund will perform relatively well in a rising yield environment compared to other fixed income investment alternatives.


Frank Viola
Vice President and Portfolio Manager


Teresa L. Giacino
Vice President and Portfolio Manager


September 22, 2004



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Performance Data



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Performance Data (continued)


Recent Performance Results
                                                                                           10-Year/     Standardized
                                                        6-Month         12-Month       Since Inception    30-Day
As of August 31, 2004                                 Total Return    Total Return       Total Return      Yield
ML U.S. Government Mortgage Fund Class A Shares*          +0.89%          +4.63%            +85.97%          1.85%
ML U.S. Government Mortgage Fund Class B Shares*          +0.63           +4.09             +76.58           1.42
ML U.S. Government Mortgage Fund Class C Shares*          +0.60           +4.03             +78.85           1.36
ML U.S. Government Mortgage Fund Class I Shares*          +1.02           +4.89             +93.81           2.09
ML U.S. Government Mortgage Fund Class R Shares*          +0.67           +4.34             + 4.80           1.69
Citigroup Mortgage Index**                                +1.79           +6.07     +102.62/+105.42/+6.68      --

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
   Fund's 10-year/inception periods are 10 years for Class A & Class B
   Shares, from 10/21/94 for Class C & Class I Shares, and from 1/03/03 for Class R Shares.

** This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. Ten year/since inception total returns are for 10 years, from 10/31/94 and from 1/03/03, respectively.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class A and Class B Shares* compared to a similar investment in Citigroup Mortgage Index++++.
Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class A Shares*

Date                              Value

August 1994                     $ 9,600.00
August 1995                     $10,510.00
August 1996                     $10,955.00
August 1997                     $11,974.00
August 1998                     $12,914.00
August 1999                     $13,041.00
August 2000                     $13,964.00
August 2001                     $15,561.00
August 2002                     $16,739.00
August 2003                     $17,062.00
August 2004                     $17,853.00


ML U.S. Government Mortgage Fund++
Class B Shares*

Date                              Value

August 1994                     $10,000.00
August 1995                     $10,869.00
August 1996                     $11,293.00
August 1997                     $12,279.00
August 1998                     $13,175.00
August 1999                     $13,236.00
August 2000                     $14,100.00
August 2001                     $15,631.00
August 2002                     $16,728.00
August 2003                     $16,963.00
August 2004                     $17,658.00


Citigroup Mortgage Index++++

Date                              Value

August 1994                     $10,000.00
August 1995                     $11,095.00
August 1996                     $11,654.00
August 1997                     $12,864.00
August 1998                     $13,966.00
August 1999                     $14,231.00
August 2000                     $15,387.00
August 2001                     $17,213.00
August 2002                     $18,638.00
August 2003                     $19,103.00
August 2004                     $20,262.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ++ The Fund invests primarily in U.S. government and U.S.
     government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

Past performance is not predictive of future results.



Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 8/31/04                   +4.63%           +0.44%
Five Years Ended 8/31/04                 +6.48            +5.62
Ten Years Ended 8/31/04                  +6.40            +5.97

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 8/31/04                   +4.09%           +0.09%
Five Years Ended 8/31/04                 +5.93            +5.62
Ten Years 8/31/04                        +5.85            +5.85

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class C & Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class C and Class I Shares* compared to a similar investment in Citigroup Mortgage Index++++.
Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,057.00
August 1996                     $11,483.00
August 1997                     $12,479.00
August 1998                     $13,384.00
August 1999                     $13,439.00
August 2000                     $14,309.00
August 2001                     $15,856.00
August 2002                     $16,960.00
August 2003                     $17,190.00
August 2004                     $17,885.00


ML U.S. Government Mortgage Fund++
Class I Shares*

Date                              Value

10/21/1994**                    $ 9,600.00
August 1995                     $10,709.00
August 1996                     $11,192.00
August 1997                     $12,275.00
August 1998                     $13,272.00
August 1999                     $13,436.00
August 2000                     $14,408.00
August 2001                     $16,095.00
August 2002                     $17,374.00
August 2003                     $17,737.00
August 2004                     $18,605.00


Citigroup Mortgage Index++++

Date                              Value

10/21/1994**                    $10,000.00
August 1995                     $11,249.00
August 1996                     $11,816.00
August 1997                     $13,042.00
August 1998                     $14,159.00
August 1999                     $14,428.00
August 2000                     $15,600.00
August 2001                     $17,451.00
August 2002                     $18,896.00
August 2003                     $19,367.00
August 2004                     $20,542.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in U.S. government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities. The starting date for the Index is from 10/31/94.

     Past performance is not predictive of future results.



Average Annual Total Return


                                      % Return           % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 8/31/04                   +4.03%           +3.03%
Five Years Ended 8/31/04                 +5.88            +5.88
Inception (10/21/94)
through 8/31/04                          +6.07            +6.07

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 8/31/04                   +4.89%           +0.69%
Five Years Ended 8/31/04                 +6.73            +5.86
Inception (10/21/94)
through 8/31/04                          +6.94            +6.50

 * Maximum sales charge is 4%.

** Assuming maximum sales charge.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class R Shares

A line graph illustrating the growth of a $10,000 investment in ML U.S. Government Mortgage Fund++ Class R Shares* compared to a similar investment in Citigroup Mortgage Index++++. Values illustrated are as follows:


ML U.S. Government Mortgage Fund++
Class R Shares*

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $10,043.00
August 2004                     $10,480.00


Citigroup Mortgage Index++++

Date                              Value

Date                              Value

1/03/2003**                     $10,000.00
August 2003                     $10,057.00
August 2004                     $10,668.00


   * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

  ** Commencement of operations.

  ++ The Fund invests primarily in U.S. government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. U.S. government agency securities include debt securities issued or guaranteed or to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States.

++++ This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.

     Past performance is not predictive of future results.



Average Annual Total Return


Class R Shares                                           Return

One Year Ended 8/31/04                                   +4.34%
Inception (1/03/03) through 8/31/04                      +2.87



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Disclosure of Expenses

Shareholders of this Fund may incur the following charges:
(a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                          Beginning            Ending         During the Period*
                                                        Account Value      Account Value        March 1, 2004
                                                        March 1, 2004     August 31, 2004     to August 31, 2004
Actual

Class A                                                     $1,000           $1,008.90              $5.01
Class B                                                     $1,000           $1,006.30              $7.64
Class C                                                     $1,000           $1,006.00              $7.89
Class I                                                     $1,000           $1,010.20              $3.75
Class R                                                     $1,000           $1,006.70              $6.27

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,020.21              $5.04
Class B                                                     $1,000           $1,017.59              $7.68
Class C                                                     $1,000           $1,017.34              $7.93
Class I                                                     $1,000           $1,021.48              $3.77
Class R                                                     $1,000           $1,018.95              $6.31

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.99% for Class A, 1.51% for Class B, 1.56% for Class C, .74% for Class I and 1.24% for Class R),
   multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Schedule of Investments
                                                                Face        Interest      Original Maturity
Issue                                                          Amount         Rate             Date(s)              Value
Non-U.S. Government Agency Asset-Backed & Mortgage-Backed Obligations*--12.6%

AmeriCredit Automobile Receivables Trust      04-BM-A2       $ 10,000,000      1.45 %         9/06/2007        $  9,947,889

Bear Stearns Adjustable Rate Mortgage Trust   04-4-A4          47,823,000      3.517          6/25/2034          47,912,934

CSFB Mortgage Securities Corporation          04-TFLA-A2        5,000,000      1.79 (6)       2/15/2014           4,998,408

Centex Home Equity                            04-B-AV1         13,141,141      1.815 (6)      3/25/2034          13,140,788

Deutsche Mortgage Securities, Inc.            03-1-1A1          1,265,312      4.50           4/25/2033           1,264,839

Equity One ABS Inc.                           03-4-AF1          8,883,287      1.76 (6)       11/25/2033          8,884,207

Finance America Mortgage Loan Trust           04-1-2A1          6,766,574      1.785 (6)      6/25/2034           6,764,764

GMAC Mortgage Corporation Loan Trust          03-J7-A10        27,044,200      5.50           11/25/2033         27,376,498

J.P. Morgan Chase Commercial Mortgage         04-FL1A-A1       25,000,000      1.77 (6)       4/16/2019          24,999,250
Securities Corporation

MASTR Asset Securitization Trust              03-10-3A1        37,574,063      5.50           11/25/2033         37,971,408

Morgan Stanley Capital I                      04-XLF-A2         7,500,000      1.83 (6)       4/15/2016           7,510,721

Residential Asset Mortgage Products, Inc.     03-RS7-AI1        6,107,926      1.745 (6)      6/25/2018           6,108,488

Residential Asset Securities Corporation      04-KS8-AI1       20,000,000      1.76 (6)       9/25/2022          20,000,000

Securitized Asset-Backed Receivables
LLC Trust                                     04-OP1-A2        17,356,807      1.865 (6)      2/25/2034          17,356,337

Washington Mutual                             04-AR3-A1         4,608,396      3.92           6/25/2034           4,582,154

Total Non-U.S. Government Agency & Mortgage-Backed Obligations (Cost--$236,895,990)                             238,818,685


U.S. Government Agency Obligations--0.5%

Federal National Mortgage Association                          10,000,000      4.25 (d)       7/15/2007          10,349,530

Total U.S. Government  Agency Obligations  (Cost--$10,137,071)                                                   10,349,530


U.S. Government Agency Mortgage-Backed Obligations*--92.8%

Federal Home Loan Mortgage Corporation                                350     10.00           7/01/2019                 391
                                                                1,707,551     10.50     1/01/2010 - 12/01/2020    1,916,031
                                                                  294,086     11.00     8/01/2010 - 9/01/2020       330,821
                                                                  336,788     11.50     12/01/2011 - 6/01/2020      380,429
                                                                  287,015     12.00     5/01/2010 - 6/01/2020       325,371
                                                                  366,202     12.50     12/01/2015 - 7/01/2019      412,749
                                                                  657,123     13.00     9/01/2010 - 2/01/2016       752,095

Federal Home Loan Mortgage Corporation--Gold Program            6,700,927      4.50     6/01/2018 - 9/01/2018     6,714,984
                                                               53,718,017      4.50           5/01/2034          51,777,651
                                                              410,717,774      5.00     9/15/2019 - 9/15/2034   410,649,625
                                                               42,366,832      5.50     3/01/2013 - 12/01/2017   43,928,876
                                                              303,153,920      5.50           9/15/2034         307,890,700
                                                               41,894,698      6.00     4/01/2009 - 10/01/2017   44,051,401
                                                              268,753,768      6.00     3/01/2029 - 9/15/2034   277,993,026
                                                               10,573,460      6.50     2/01/2029 - 8/01/2033    11,153,436
                                                               51,297,277      7.00     7/01/2028 - 7/01/2032    54,783,690
                                                                1,750,099      7.50     5/01/2009 - 10/01/2011    1,860,811
                                                               31,512,513      7.50     8/01/2017 - 12/01/2032   33,913,586
                                                                1,956,975      8.00     1/01/2008 - 7/01/2012     2,094,870
                                                                3,746,565      8.00     10/01/2027 - 8/01/2032    4,064,060
                                                                  501,006      8.50     1/01/2025 - 7/01/2025       550,490
                                                                  239,163     10.50    10/01/2020 - 12/01/2020      271,754


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Schedule of Investments (continued)
                                                                Face        Interest      Original Maturity
Issue                                                          Amount         Rate             Date(s)              Value
U.S. Government Agency Mortgage-Backed Obligations (concluded)

Federal Home Loan Mortgage                    Trust H013     $  6,382,111      1.597%         5/15/2010        $  6,349,682
Corporation--REMICS**                         Trust H016        7,625,327      1.758          1/15/2011           7,586,009
                                              Trust 1220-A        686,204     10.00           2/15/2022             686,263
                                              Trust 1220-B          5,579    997.075 (1)      2/15/2022              55,789
                                              SF4-B            10,000,000      2.37           12/15/2009          9,859,845

Federal National Mortgage Association                          22,444,009      4.50     8/01/2018 - 12/01/2018   22,483,730
                                                               18,210,234      5.00           9/15/2019          18,545,993
                                                                  635,465      5.50           3/01//2032            648,261
                                                               22,547,963      6.50     12/01/2008 - 2/01/2014   23,985,228
                                                              144,338,455      6.50     8/01/2022 - 9/15/2034   151,802,927
                                                                   14,581      7.00           8/01/2029              15,588
                                                               11,559,031      7.50     7/01/2016 - 12/01/2032   12,419,180
                                                                   32,688      8.00     9/01/2024 - 9/01/2027        35,717
                                                                1,877,405      8.50 (2) 8/01/2012 - 7/15/2023     2,065,151
                                                                  545,175     11.00     2/01/2011 - 8/01/2020       611,545
                                                                  317,742     13.00     9/01/2013 - 3/01/2015       367,425

Federal National Mortgage Association--       #0385872          5,296,825      4.28 (5)       2/01/2010           5,367,126
Multi-Family++                                #0160465         31,380,760      6.16 (4)       8/01/2013          33,966,071
                                              #0073943          1,249,487      7.18 (3)       2/01/2019           1,405,253

Federal National Mortgage Association--       03-W16-AF1       19,498,300      1.705 (6)      11/25/2033         19,505,106
REMICS**                                      03-41-YF         23,845,999      1.915 (6)      6/25/2028          23,872,165
                                              03-W19-1A1       12,852,181      2.01           11/25/2033         12,779,176
                                              03-16-JB          2,845,054      5.00           3/25/2018           2,840,101
                                              Trust 273           400,416      7.00 (1)       7/01/2026              82,787
                                              96-W1-AL          2,115,747      7.25           3/25/2026           2,292,598

Federal National Mortgage Association--       98-M1-IO2        68,693,965      0.686 (1)(6)   2/25/2013           1,940,453
REMICS**--Multi-Family++                      02-M2-N         164,951,933      1.532 (1)(6)   8/25/2012          15,415,286
                                              97-M8-A2          5,773,868      7.16 (6)       1/25/2022           6,124,266

Government National Mortgage Association                       24,997,502      5.00           6/15/2034          24,951,551
                                                                  618,952      5.50     3/15/2029 - 4/15/2029       633,945
                                                                3,475,148      6.00     5/15/2024 - 11/15/2031    3,620,149
                                                               31,217,003      6.50     10/15/2023 - 3/15/2032   33,010,796
                                                               26,175,868      7.00     4/15/2023 - 5/15/2032    27,995,182
                                                                8,811,157      7.50     2/15/2025 - 12/15/2031    9,518,804
                                                                5,183,174      8.00     1/15/2024 - 8/15/2026     5,695,234
                                                                3,994,443     10.00     2/15/2016 - 12/15/2021    4,496,070
                                                                   30,751     10.50     1/15/2016 - 4/15/2021        34,968
                                                                       64     11.00           1/15/2016                  73
                                                                      908     11.50           8/15/2013               1,040

Government National Mortgage Association--    02-81-B          10,000,000      5.042          1/16/2029          10,067,148
REMICS**

Total U.S. Government Agency Mortgage-Backed Obligations (Cost--$1,729,571,412)                               1,758,950,528


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Schedule of Investments (continued)
                                                                Face        Interest      Original Maturity
Issue                                                          Amount         Rate             Date(s)              Value
Short-Term Securities--42.6%

U.S. Government Agency Obligations***         Fannie Mae     $ 75,000,000      1.41%          9/14/2004     $    74,961,632
                                              Fannie Mae      680,000,000      1.46         9/15/2004 (c)       679,612,433
                                                                                                            ---------------
                                                                                                                754,574,065



                                                               Shares
                                                                Held
Merrill Lynch Premier Institutional Fund (a)(b)                10,600,000                                        10,600,000



                                     Face
                                   Amount     Issue
Repurchase Agreements         $42,200,000     Morgan Stanley & Company, Inc., purchased on 8/31/2004
                                              to yield 1.55% to 9/01/2004, repurchase price $42,201,817,
                                              collateralized by FNMA, 3.18%, due 08/01/2033                      42,200,000

Total Short-Term Investments (Cost--$807,374,065)                                                               807,374,065

                              Total Investments--(Cost--$2,783,978,538++++)--148.5%                           2,815,492,808
                              Liabilities in Excess of Other Assets--(48.5%)                                  (919,005,542)
                                                                                                            ---------------
                              Net Assets--100.0%                                                            $ 1,896,487,266
                                                                                                            ===============

(1) Represents the interest only portion of a mortgage-backed obligation.

(2) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(3) Represents a balloon mortgage that amortizes on a 22-year schedule and has a 22-year original maturitiy.

(4) Represents a balloon mortgage that amortizes on a 15-year schedule and has a 15-year original maturity.

(5) Represents a balloon mortgage that amortizes on a 30-year schedule and has a 7-year original maturity.

(6) Floating rate note.

 ++ Underlying multi-family loans have prepayment protection by means of lockout periods and/or yield maintenance premiums.

++++The cost and unrealized appreciation/depreciation of investments as of August 31, 2004 as computed for federal income tax purposes were as follows:


    Aggregate cost                                 $   2,784,067,608
                                                   =================
    Gross unrealized appreciation                  $      32,456,541
    Gross unrealized depreciation                        (1,031,341)
                                                   -----------------
    Net unrealized appreciation                    $      31,425,200
                                                   =================


  * Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ** Real Estate Mortgage Investment Conduits (REMIC).

*** U.S. Government Agency Obligations are traded on a discount basis:
    the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                              Interest/
                                                  Net          Dividend
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Money Market Series                    $(5,082,000)     $  8,690
    Merrill Lynch Premier Institutional
       Fund                                    7,212,000       $149,962


(b) Security was purchased with the cash proceeds from securities loans.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.
(d) Security, or a portion of security, is on loan.

    Financial futures contracts sold as of August 31, 2004 were as follows:


    Number of                 Expiration        Face        Unrealized
    Contracts    Issue           Date          Value       Depreciation

    989      U.S. Treasury     December
             10-Year Notes       2004       $110,730,895    $ (346,167)
    585      U.S. Treasury     December
              5-Year Notes       2004       $ 64,503,753      (239,294)
                                                            -----------
    Total Unrealized Depreciation                           $ (585,461)
                                                            ===========


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Schedule of Investments (concluded)


Swaps entered into as of August 31, 2004 were as follows:

                                                Notional      Unrealized
                                                 Amount      Appreciation

Receive (pay) a variable return equal
to the change in the Lehman Brothers
Mortgage-Backed Securities Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .17%

Broker, UBS Warburg
Expires November 2004                         $50,000,000         --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
CMBS Investment Grade Index
Spread Total Return and receive a
floating rate based on 1-month
USD LIBOR, minus .35%

Broker, Deutsche Bank
Expires November 2004                         $25,000,000         --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
Mortgage-Backed Securities Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .105%

Broker, UBS Warburg
Expires February 2005                         $80,000,000         --



                                                Notional      Unrealized
                                                 Amount      Appreciation

Receive (pay) a variable return equal
to the change in the Lehman Brothers
Mortgage-Backed Securities Fixed
Rate Index Total Return and pay
a floating rate based on 1-month
USD LIBOR, minus .125%

Broker, Lehman Brothers
Special Finance
Expires April 2005                            $72,000,000         --

Receive (pay) a variable return equal
to the change in the Lehman Brothers
Mortgage-Backed Securities Fixed
Rate Index Total Return and pay a
floating rate based on 1-month
USD LIBOR, minus .015%

Broker, Lehman Brothers
Special Finance
Expires September 2004                        $72,000,000         --

Total                                                             --

See Notes to Financial Statements.



Asset Mix (unaudited)


                                                   Percent of
As of August 31, 2004                          Total Investments

U.S. Government Agency Mortgage-Backed
  Obligations                                         62.4%
Non-U.S. Government Agency Asset-Backed &
  Mortgage-Backed Obligations                          8.5
U.S. Government Agency Obligations                     0.4
Other*                                                28.7

*Includes portfolio holdings in short-term investments.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Statement of Assets and Liabilities

As of August 31, 2004
Assets

           Investments in unaffiliated securities, at value (including securities
           loaned of $10,349,530) (identified cost--$2,773,378,538)                                         $ 2,804,892,808
           Investment in affiliated securities, at value (identified cost--$10,600,000)                          10,600,000
           Cash                                                                                                      86,995
           Receivables:
               Securities sold                                                            $    19,558,333
               Interest                                                                         6,419,605
               Swaps                                                                            2,942,029
               Beneficial interest sold                                                         1,525,146
               Principal paydowns                                                               1,494,324
               Securities lending--net                                                             23,025        31,962,462
                                                                                          ---------------
           Prepaid expenses                                                                                          80,551
                                                                                                            ---------------
           Total assets                                                                                       2,847,622,816
                                                                                                            ---------------

Liabilities

           Collateral on securities loaned, at value                                                             10,600,000
           Payables:
               Securities purchased                                                           933,839,841
               Beneficial interest redeemed                                                     3,506,390
               Dividends to shareholders                                                        1,047,738
               Other affiliates                                                                   667,587
               Distributor                                                                        636,950
               Variation margin                                                                   608,168
               Investment adviser                                                                  48,114       940,354,788
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   180,762
                                                                                                            ---------------
           Total liabilities                                                                                    951,135,550
                                                                                                            ---------------

Net Assets

           Net assets                                                                                       $ 1,896,487,266
                                                                                                            ===============

Net Assets Consist of

           Class A Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                $     7,745,909
           Class B Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      4,256,343
           Class C Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      2,926,035
           Class I Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                      3,394,618
           Class R Shares of beneficial interest, $.10 par value, unlimited number of
           shares authorized                                                                                         78,122
           Paid-in capital in excess of par                                                                   1,860,118,796
           Undistributed investment income--net                                           $     7,020,261
           Accumulated realized capital losses--net                                          (19,981,627)
           Unrealized appreciation--net                                                        30,928,809
                                                                                          ---------------
           Total accumulated earnings--net                                                                       17,967,443
                                                                                                            ---------------
           Net Assets                                                                                       $ 1,896,487,266
                                                                                                            ===============

Net Asset Value

           Class A--Based on net assets of $798,278,581 and 77,459,088 shares of beneficial
           interest outstanding                                                                             $         10.31
                                                                                                            ===============
           Class B--Based on net assets of $438,678,759 and 42,563,433 shares of beneficial
           interest outstanding                                                                             $         10.31
                                                                                                            ===============
           Class C--Based on net assets of $301,532,071 and 29,260,350 shares of beneficial
           interest outstanding                                                                             $         10.31
                                                                                                            ===============
           Class I--Based on net assets of $349,958,036 and 33,946,180 shares of beneficial
           interest outstanding                                                                             $         10.31
                                                                                                            ===============
           Class R--Based on net assets of $8,039,819 and 781,216 shares of beneficial
           interest outstanding                                                                             $         10.29
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Statement of Operations

For the Year Ended August 31, 2004
Investment Income

           Interest                                                                                         $    74,364,583
           Securities lending--net                                                                                  158,652
                                                                                                            ---------------
           Total income                                                                                          74,523,235
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     9,419,767
           Account maintenance and distribution fees--Class B                                   3,835,958
           Account maintenance and distribution fees--Class C                                   2,824,369
           Account maintenance fees--Class A                                                    2,108,499
           Transfer agent fees--Class A                                                         1,715,974
           Transfer agent fees--Class B                                                         1,139,068
           Transfer agent fees--Class C                                                           799,521
           Transfer agent fees--Class I                                                           679,328
           Accounting services                                                                    537,658
           Custodian fees                                                                         258,625
           Professional fees                                                                      129,093
           Pricing fees                                                                           116,319
           Registration fees                                                                      109,290
           Printing and shareholder reports                                                       105,553
           Trustees' fees and expenses                                                             56,313
           Account maintenance and distribution fees--Class R                                      17,363
           Transfer agent fees--Class R                                                             7,603
           Other                                                                                   97,032
                                                                                          ---------------
           Total expenses                                                                                        23,957,333
                                                                                                            ---------------
           Investment income--net                                                                                50,565,902
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain/loss on:
               Investments--net                                                                13,851,013
               Futures contracts and swaps--net                                               (4,413,211)
               Options                                                                            785,187        10,222,989
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                37,306,708
               Futures contracts                                                              (9,778,612)
               Options                                                                           (65,572)        27,462,524
                                                                                          ---------------
           Total realized and unrealized gain--net                                                               37,685,513
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    88,251,415
                                                                                                            ===============

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Statements of Changes in Net Assets

                                                                                                 For the Year Ended
                                                                                                     August 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    50,565,902   $    66,455,314
           Realized gain--net                                                                  10,222,989         8,431,538
           Change in unrealized appreciation/depreciation--net                                 27,462,524      (36,750,188)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                88,251,415        38,136,664
                                                                                          ---------------   ---------------

Dividends to Shareholders

           Investment income--net:
               Class A                                                                       (23,500,858)      (26,838,903)
               Class B                                                                       (11,684,031)      (16,821,329)
               Class C                                                                        (7,884,557)      (11,397,197)
               Class I                                                                       (10,070,313)      (11,356,412)
               Class R                                                                           (83,884)             (205)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to shareholders               (53,223,643)      (66,414,046)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

           Net increase (decrease) in net assets derived from beneficial interest
           transactions                                                                     (328,542,585)       105,163,018
                                                                                          ---------------   ---------------

Net Assets

           Total increase (decrease) in net assets                                          (293,514,813)        76,885,636
           Beginning of year                                                                2,190,002,079     2,113,116,443
                                                                                          ---------------   ---------------
           End of year*                                                                   $ 1,896,487,266   $ 2,190,002,079
                                                                                          ===============   ===============
               * Undistributed investment income/accumulated distributions in excess
                 of investment income--net                                                $     7,020,261   $   (1,170,818)
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class A
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .27++          .32          .43          .55          .56
           Realized and unrealized gain (loss)--net                 .19        (.12)          .30          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .46          .20          .73         1.06          .64
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.28)        (.32)        (.43)        (.55)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    10.31   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     4.63%        1.93%        7.54%       11.49%        7.08%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .98%         .95%         .97%        1.00%        1.00%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.65%        3.09%        4.30%        5.59%        5.99%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  798,279   $  855,543   $  819,410   $  729,136   $  720,311
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   508.54%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class B
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.13   $    10.26   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .22++          .26          .38          .50          .51
           Realized and unrealized gain (loss)--net                 .19        (.13)          .31          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .41          .13          .69         1.01          .59
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.23)        (.26)        (.38)        (.50)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    10.31   $    10.13   $    10.26   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     4.09%        1.40%        6.99%       10.91%        6.53%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.50%        1.47%        1.49%        1.52%        1.52%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.14%        2.58%        3.76%        5.07%        5.47%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  438,679   $  591,435   $  613,282   $  466,432   $  405,846
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   508.54%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class C
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.13   $    10.25   $     9.95   $     9.44   $     9.36
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .21++          .26          .37          .49          .51
           Realized and unrealized gain (loss)--net                 .19        (.12)          .30          .51          .08
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .40          .14          .67         1.00          .59
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.22)        (.26)        (.37)        (.49)        (.51)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    10.31   $    10.13   $    10.25   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     4.03%        1.35%        6.94%       10.86%        6.47%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                               1.55%        1.52%        1.54%        1.57%        1.57%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.09%        2.52%        3.40%        5.00%        5.43%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  301,532   $  414,539   $  384,119   $   56,706   $   30,593
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   508.54%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Financial Highlights (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                  Class I
                                                                             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

           Net asset value, beginning of year                $    10.13   $    10.26   $     9.95   $     9.44   $     9.37
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                                 .29++          .34          .46          .57          .58
           Realized and unrealized gain (loss)--net                 .20        (.13)          .31          .51          .07
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                         .49          .21          .77         1.08          .65
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends from investment income--net             (.31)        (.34)        (.46)        (.57)        (.58)
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    10.31   $    10.13   $    10.26   $     9.95   $     9.44
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                     4.89%        2.08%        7.91%       11.77%        7.23%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

           Expenses                                                .73%         .70%         .72%         .75%         .75%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net                                 2.89%        3.34%        4.53%        5.84%        6.23%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets, end of year (in thousands)            $  349,958   $  328,408   $  296,305   $  234,930   $  192,119
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                   508.54%      428.59%      426.77%      199.30%       37.28%
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns exclude the effects of sales charges.

            ++ Based on average shares outstanding.

               See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Financial Highlights (concluded)
                                                                                                         Class R

                                                                                                                  For the
                                                                                                  For the         Period
The following per share data and ratios have been derived                                          Year          January 3,
from information provided in the financial statements.                                            Ended          2003++ to
                                                                                                 August 31,      August 31,
Increase (Decrease) in Net Asset Value:                                                             2004           2003
Per Share Operating Performance

           Net asset value, beginning of period                                                 $      10.12   $      10.31
           Investment income--net                                                                     .23+++            .24
           Realized and unrealized gain (loss)--net                                                      .20          (.19)
                                                                                                ------------   ------------
           Total from investment operations                                                              .43            .05
                                                                                                ------------   ------------
           Less dividends from investment income--net                                                  (.26)          (.24)
                                                                                                ------------   ------------
           Net asset value, end of period                                                       $      10.29   $      10.12
                                                                                                ============   ============

Total Investment Return**

           Based on net asset value per share                                                          4.34%      .44%+++++
                                                                                                ============   ============

Ratios to Average Net Assets

           Expenses                                                                                    1.21%         1.23%*
                                                                                                ============   ============
           Investment income--net                                                                      2.25%         2.81%*
                                                                                                ============   ============

Supplemental Data

           Net assets, end of period (in thousands)                                             $      8,040   $         77
                                                                                                ============   ============
           Portfolio turnover                                                                        508.54%        428.59%
                                                                                                ============   ============

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

        ++ Commencement of operations.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S. Government Mortgage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares may vote upon material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values obtained by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the over-the-counter ("OTC") market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements (continued)


(b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income and extended delivery fees are recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $18,903,923 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $10,847,937 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $883 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, accounting method for swap contracts and nondeductible expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rate:


Portion of Average Daily Value of Net Assets:           Rate

Not exceeding $500 million                             .500%
In excess of $500 million but not
   exceeding $1 billion                                .475%
In excess of $1 billion but not
   exceeding $1.5 billion                              .450%
In excess of $1.5 billion but not
   exceeding $2 billion                                .425%
In excess of $2 billion but not
   exceeding $2.5 billion                              .400%
In excess of $2.5 billion but not
   exceeding $3.5 billion                              .375%
In excess of $3.5 billion but not
   exceeding $5 billion                                .350%
In excess of $5 billion but not
   exceeding $6.5 billion                              .325%
Exceeding $6.5 billion                                 .300%


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .50%
Class C                              .25%               .55%
Class R                              .25%               .25%



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended August 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                     FAMD             MLPF&S

Class A                           $ 4,774           $ 38,872
Class I                           $    45           $    493


For the year ended August 31, 2004, MLPF&S received contingent deferred sales charges of $1,330,161 and $65,421 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $2,519 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended August 31, 2004, MLIM, LLC received $70,340 in securities lending agent fees.

For the year ended August 31, 2004, the Fund reimbursed FAM $42,276 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $11,867,548,734 and $11,605,370,260 respectively.

Transactions in options written for the year ended August 31, 2004 were as follows:


Call Options                           Number of           Premiums
Written                                Contracts           Received

Outstanding call options written,
   beginning of year                          63    $     2,723,075
Options sold                             110,345          2,559,850
Options closed                              (83)        (4,200,075)
Options expired                        (110,325)        (1,082,850)
                                   -------------    ---------------
Outstanding call options written,
   end of year                                --    $            --
                                   =============    ===============


Put Options                           Number of            Premiums
Written                                Contracts           Received

Outstanding put options written,
   beginning of year                       4,803    $     2,764,325
Options sold                                  45          1,720,350
Options closed                           (3,931)        (4,332,575)
Options expired                            (917)          (152,100)
                                   -------------    ---------------
Outstanding put options written,
   end of year                                --    $            --
                                   =============    ===============


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(328,542,585) and $105,163,018 for the years ended August 31, 2004 and August 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           15,955,583    $   163,141,791
Automatic conversion of shares         2,043,991         20,880,726
Shares issued to shareholders
   in reinvestment of dividends        1,004,421         10,285,233
                                   -------------    ---------------
Total issued                          19,003,995        194,307,750
Shares redeemed                     (26,004,015)      (265,728,253)
                                   -------------    ---------------
Net decrease                         (7,000,020)    $  (71,420,503)
                                   =============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           24,830,194    $   255,763,407
Automatic conversion of shares         3,615,714         37,226,405
Shares resulting from
reorganization                           596,152          6,095,331
Shares issued to shareholders
   in reinvestment of dividends        1,060,137         10,900,865
                                   -------------    ---------------
Total issued                          30,102,197        309,986,008
Shares redeemed                     (25,547,897)      (262,751,395)
                                   -------------    ---------------
Net increase                           4,554,300    $    47,234,613
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            5,582,565    $    57,115,360
Shares issued to shareholders
   in reinvestment of dividends          844,324          8,648,702
                                   -------------    ---------------
Total issued                           6,426,889         65,764,062
Automatic conversion of shares       (2,043,898)       (20,880,726)
Shares redeemed                     (20,203,533)      (206,479,766)
                                   -------------    ---------------
Net decrease                        (15,820,542)    $ (161,596,430)
                                   =============    ===============


Class B Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           18,176,359    $   187,220,780
Shares resulting from
   reorganization                      4,826,184         49,346,327
Shares issued to shareholders
   in reinvestment of dividends        1,158,460         11,913,503
                                   -------------    ---------------
Total issued                          24,161,003        248,480,610
Automatic conversion of shares       (3,615,196)       (37,226,405)
Shares redeemed                     (21,964,595)      (225,788,918)
                                   -------------    ---------------
Net decrease                         (1,418,788)    $  (14,534,713)
                                   =============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                            3,281,754    $    33,583,925
Shares issued to shareholders
   in reinvestment of dividends          566,068          5,796,384
                                   -------------    ---------------
Total issued                           3,847,822         39,380,309
Shares redeemed                     (15,513,398)      (158,579,358)
                                   -------------    ---------------
Net decrease                        (11,665,576)    $ (119,199,049)
                                   =============    ===============


Class C Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           13,348,468    $   137,411,546
Shares resulting from
   reorganization                      2,032,979         20,784,497
Shares issued to shareholders
   in reinvestment of dividends          784,713          8,069,165
                                   -------------    ---------------
Total issued                          16,166,160        166,265,208
Shares redeemed                     (12,700,515)      (130,461,166)
                                   -------------    ---------------
Net increase                           3,465,645    $    35,804,042
                                   =============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                           11,818,884    $   120,972,566
Shares issued to shareholders
   in reinvestment of dividends           41,314            423,214
                                   -------------    ---------------
Total issued                          11,860,198        121,395,780
Shares redeemed                     (10,323,699)      (105,644,634)
                                   -------------    ---------------
Net increase                           1,536,499    $    15,751,146
                                   =============    ===============


Class I Shares for the Year                                  Dollar
Ended August 31, 2003                     Shares             Amount

Shares sold                           17,831,397    $   183,727,174
Shares resulting from
   reorganization                        519,193          5,310,013
Shares issued to shareholders
   in reinvestment of dividends           73,598            757,179
                                   -------------    ---------------
Total issued                          18,424,188        189,794,366
Shares redeemed                     (14,900,196)      (153,212,760)
                                   -------------    ---------------
Net increase                           3,523,992    $    36,581,606
                                   =============    ===============


Class R Shares for the Year                                  Dollar
Ended August 31, 2004                     Shares             Amount

Shares sold                              949,466    $     9,714,926
Shares issued to shareholders
   in reinvestment of dividends            7,660             78,178
                                   -------------    ---------------
Total issued                             957,126          9,793,104
Shares redeemed                        (183,511)        (1,870,853)
                                   -------------    ---------------
Net increase                             773,615    $     7,922,251
                                   =============    ===============



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Notes to Financial Statements (concluded)


Class R Shares for the
Period January 3, 2003++                                     Dollar
to August 31, 2003                        Shares             Amount

Shares sold                                7,588    $        77,337
Shares issued to shareholders
   in reinvestment of dividends               13                133
                                   -------------    ---------------
Net increase                               7,601    $        77,470
                                   =============    ===============

++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2004.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003, was as follows:


                                      10/31/2004         10/31/2003

Distributions paid from:
   Ordinary income                 $  53,223,643    $    66,414,046
                                   -------------    ---------------
Total taxable distributions        $  53,223,643    $    66,414,046
                                   =============    ===============


As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                  $     7,020,261
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                         7,020,261
Capital loss carryforward                              (8,462,695)*
Unrealized gains--net                                  19,409,877**
                                                    ---------------
Total accumulated earnings--net                     $    17,967,443
                                                    ===============

 * On August 31, 2004, the Fund had a net capital loss carryforward of $8,462,695, of which $4,697,041 expires in 2008 and
   $3,765,654 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Trustees of Merrill Lynch U.S. Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch U.S. Government Mortgage Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
October 19, 2004



Important Tax Information (unaudited)


Of the ordinary income distributions paid monthly by Merrill Lynch U.S. Government Mortgage Fund during the taxable year ended August 31, 2004, 2.73% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Officers and Trustees (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Interested Trustee

Terry K. Glenn*         President    1999 to  President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011           and          present  Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,              Trustee               Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                                 since 1999; Chairman (Americas Region) of
Age: 63                                       MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
  President, Mr. Glenn serves at the pleasure of the Board of Trustees.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Officers and Trustees (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees*

James H. Bodurtha       Trustee      2002 to  Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                        present  since 1996 and Executive Vice President       55 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 60                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills              Trustee      1994 to  Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986; Member of CIEBA's Executive Committee
Age: 69                                       since 1988 and its Chairman from 1991 to
                                              1992; Assistant Treasurer of International
                                              Business Machines Corporation ("IBM") and
                                              Chief Investment Officer of IBM Retirement
                                              Funds from 1986 to 1993; Member of the
                                              Investment Advisory Committee of the State
                                              of New York Common Retirement Fund since
                                              1989; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute from 1997 to 2000; Director,
                                              Duke University Management Company from
                                              1992 to 2004, Vice Chairman thereof since
                                              1998 to 2004 and Director Emeritus thereof
                                              since 2004; Director, LaSalle Street Fund
                                              from 1995 to 2001; Director, Kimco Realty
                                              Corporation since 1997; Member of the
                                              Investment Advisory Committee of the
                                              Virginia Retirement System since 1998 and
                                              Vice Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and its
                                              Vice Chairman since 2000; Member of the
                                              Investment Committee of the Woodberry
                                              Forest School since 2000; Member of the
                                              Investment Committee of the National Trust
                                              for Historic Preservation since 2000.


Herbert I. London       Trustee      2002 to  John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                        present  York University since 1993 and Professor      55 Portfolios
Princeton,                                    thereof since 1980; President, Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 65                                       since 1980; Dean, Gallatin Division of
                                              New York University from 1976 to 1993;
                                              Distinguished Fellow, Herman Kahn Chair,
                                              Hudson Institute from 1984 to 1985;
                                              Director, Damon Corp. from 1991 to 1995;
                                              Overseer, Center for Naval Analyses from
                                              1983 to 1993; Director, Level Playing
                                              Field (education) from 2000 to 2003.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Officers and Trustees (unaudited)(continued)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                        Position(s)  Length of                                              Fund Complex   Directorships
                        Held with    Time                                                   Overseen by    Held by
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years   Trustee        Trustee
Independent Trustees* (concluded)


Andre F. Perold         Trustee      2002 to  Harvard Business School: George Gund          38 Funds       None
P.O. Box 9095                        present  Professor of Finance and Banking since        55 Portfolios
Princeton,                                    2000; Senior Associate Dean, Director
NJ 08543-9095                                 of Faculty Recruiting since 2001; Finance
Age: 52                                       Area Chair from 1996 to 2001; Sylvan C.
                                              Coleman Professor of Financial Management
                                              from 1993 to 2000; Director, Genbel
                                              Securities Limited and Gensec Bank from
                                              1999 to 2003; Director, Stockback, Inc.
                                              from 2000 to 2002; Director, Sanlam Limited
                                              from 2001 to 2003; Trustee, Commonfund from
                                              1989 to 2001; Director, Sanlam Investment
                                              Management from 1999 to 2001; Director,
                                              Bulldogresearch.com from 2000 to 2001;
                                              Director, Quantec Limited from 1991 to 1999;
                                              Director and Chairman of the Board of UNX Inc.
                                              since 2003.


Roberta Cooper Ramo     Trustee      2002 to  Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                    American Bar Association from 1995 to
NJ 08543-9095                                 1996 and Member of the Board of Governors
Age: 62                                       thereof from 1994 to 1997; Shareholder of
                                              Poole, Kelly & Ramo, Attorneys at Law, P.C.
                                              from 1977 to 1993; Director, Coopers, Inc.
                                              since 1999; Director of ECMC Group (service
                                              provider to students, schools and lenders)
                                              since 2001; Director, United New Mexico Bank
                                              (now Wells Fargo) from 1983 to 1988; Director,
                                              First National Bank of New Mexico (now Wells
                                              Fargo) from 1975 to 1976.


Robert S. Salomon, Jr.  Trustee      1996 to  Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                        present  adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                    Salomon Brothers Asset Management from
NJ 08543-9095                                 1992 to 1995; Chairman of Salomon Brothers
Age: 67                                       equity mutual funds from 1992 to 1995;
                                              regular columnist with Forbes Magazine
                                              from 1992 to 2002; Director of Stock
                                              Research and U.S. Equity Strategist at
                                              Salomon Brothers from 1975 to 1991;
                                              Trustee, Commonfund from 1980 to 2001.


Stephen B. Swensrud     Trustee      1984 to  Chairman of Fernwood Advisors, Inc.           39 Funds       None
P.O. Box 9095                        present  (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                    Fernwood Associates (financial consultants)
NJ 08543-9095                                 since 1975; Chairman of R.P.P. Corporation
Age: 71                                       (manufacturing) since 1978; Director of
                                              International Mobile Communications,
                                              Incorporated (telecommunications) since
                                              1998.


* The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Officers and Trustees (unaudited)(continued)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President, Director and Treasurer of Princeton Services
Princeton,              and          and      since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011           Treasurer    1999 to  1990.
Age: 44                              present


Frank Viola             Vice         2002 to  Managing Director of MLIM since 2002; Director (Global Fixed Income) of MLIM
P.O. Box 9011           President    present  from 2000 to 2002; Vice President of MLIM from 1996 to 2000.
Princeton,
NJ 08543-9011
Age: 39


Teresa L. Giacino       Vice         2002 to  Vice President of MLIM since 1995.
P.O. Box 9011           President    present
Princeton,
NJ 08543-9011
Age: 42


Jeffrey Hiller          Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011           Compliance   present  President and Chief Compliance Officer of MLIM since 2004; Global
Princeton,              Officer               Director of Compliance at Morgan Stanley Investment Management from 2002
NJ 08543-9011                                 to 2004;Managing Director and Global Director of Compliance at Citigroup
Age: 53                                       Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                              Management in 2000; Chief Compliance Officer at Prudential Financial from
                                              1995 to 2000.


Alice A. Pellegrino     Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                        present  to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S. GOVERNMENT MORTGAGE FUND, AUGUST 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold, (3) Robert S.
Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -
                  Fiscal Year Ending August 31, 2004 - $45,000
                  Fiscal Year Ending August 31, 2003 - $62,200

(b) Audit-Related Fees -
                  Fiscal Year Ending August 31, 2004 - $0
                  Fiscal Year Ending August 31, 2003 - $0

(c) Tax Fees -
                  Fiscal Year Ending August 31, 2004 - $7,800
                  Fiscal Year Ending August 31, 2003 - $5,400

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -
                  Fiscal Year Ending August 31, 2004 - $0
                  Fiscal Year Ending August 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending August 31, 2004 - $14,913,836
    Fiscal Year Ending August 31, 2003 - $18,318,444

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S. Government Mortgage Fund


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund


Date: October 18, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S. Government Mortgage Fund


Date: October 18, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S. Government Mortgage Fund


Date: October 18, 2004